SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 30, 2007
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2007, providing for the issuance of the First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mortgage Pass-Through Certificates, Series 2007-FA2).

FIRST HORIZON ASSET SECURITIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-137018	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-137018) filed with the Securities and Exchange Commission (the “Commission”) on December 12, 2006 (the “Registration Statement”), pursuant to which the Registrant registered $10,372,447,590 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on March 28, 2007, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2007-FA2 (the “Offered Securities”).

Pursuant to a Mortgage Loan Purchase Agreement dated as of March 30, 2007 (“MLPA”), by and between First Horizon Home Loan Corporation (“FHHLC”) and First Horizon Asset Securities Inc. (“FHASI”), FHHLC sold two pools of conventional, fixed rate, first lien, fully amortizing, one-to-four family residential mortgage loans (the “Mortgage Loans”) to FHASI. A copy of the MLPA is filed herewith as Exhibit 10.1.

On March 30, 2007, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $326,213,241 have been sold by the Registrant to (i) Citigroup Global Markets Inc. pursuant to an Underwriting Agreement dated as of May 26, 2006 (the “Citigroup Underwriting Agreement”), as supplemented by a Terms Agreement dated as of March 26, 2007 (the “Citigroup Terms Agreement”), each by and among Citigroup, the Registrant and FHHLC; and (ii) Banc of America Securities LLC pursuant to an Underwriting Agreement dated as of March 24, 2006 (the “BOA Underwriting Agreement”), as supplemented by a Terms Agreement dated as of March 26, 2007 (the “BOA Terms Agreement”), each by and among BOA, the Registrant and FHHLC. The Citigroup Underwriting Agreement and the BOA Underwriting Agreement were previously filed with the Commission and are incorporated herein by reference as Exhibits 1.1 and 1.2, respectively. The Citigroup Terms Agreement and the BOA Terms Agreement are filed herewith as Exhibits 1. 3 and 1.4, respectively.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
1.1*	Underwriting Agreement dated May 26, 2006, by and among Citigroup, the Registrant and FHHLC

1.2**	Underwriting Agreement dated March 24, 2006, by and among BOA, the Registrant and FHHLC

1.3	Terms Agreement dated March 26, 2007 to Underwriting Agreement dated May 26, 2006, by and among Citigroup, the Registrant and FHHLC

1.4	Terms Agreement dated March 26, 2007 to Underwriting Agreement dated March 24, 2006, by and among BOA, the Registrant and FHHLC

4.1	Pooling and Servicing Agreement dated as of March 1, 2007, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of March 30, 2007, by and between FHHLC, as Seller, and FHASI, as Purchaser

*	Previously filed with the Commission on June 6, 2006, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-132046)

**	Previously filed with the Commission on April 5, 2006, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-125158)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

April 5, 2007	By:	/s/ Alfred Chang
Alfred Chang Vice President

INDEX TO EXHIBITS

Exhibit No.	Description
1.1*	Underwriting Agreement dated May 26, 2006, by and among Citigroup, the Registrant and FHHLC

1.2**	Underwriting Agreement dated March 24, 2006, by and among BOA, the Registrant and FHHLC

1.3	Terms Agreement dated March 26, 2007 to Underwriting Agreement dated May 26, 2006, by and among Citigroup, the Registrant and FHHLC

1.4	Terms Agreement dated March 26, 2007 to Underwriting Agreement dated March 24, 2006, by and among BOA, the Registrant and FHHLC

4.1	Pooling and Servicing Agreement dated as of March 1, 2007, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of March 30, 2007, by and between FHHLC, as Seller, and FHASI, as Purchase

*	Previously filed with the Commission on June 6, 2006, as Exhibit 1.1 to the Registrant’s Current Report on Form 8-K (No. 333-132046)

**	Previously filed with the Commission on April 5, 2006, as Exhibit 1.2 to the Registrant’s Current Report on Form 8-K (No. 333-125158)